UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 23, 2017
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FENIX PARTS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920
Westchester, Illinois 60154
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(708) 407-7200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement
As previously reported, on March 27, 2017, the Company entered into a Forbearance Agreement to the credit facility (the "Forbearance Agreement") with BMO Harris Bank N.A. and its Canadian affiliate, Bank of Montreal. Pursuant to the Forbearance Agreement, the banks agreed to forbear from exercising their rights and remedies under the credit facility with respect to the Company’s non-compliance with applicable financial and other covenants and any further non-compliance with such covenants during the forbearance period, provided no other defaults occurred. The Forbearance Agreement was amended on June 23, 2017 to extend the forbearance period, which had originally expired on May 26, 2017, until August 31, 2017 and to resolve certain new defaults. The amendment also permits the Company to add the quarterly interest payments otherwise due for the second quarter of 2017 to the principal amount of debt outstanding and defer the $250,000 principal payment due on June 30, 2017 to the end of the forbearance period.

On June 28, 2017, the Company issued a press release announcing the amendment of the Forbearance Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On June 27, 2017, the Company received notification from the Nasdaq Hearings Panel (the "Panel") that the Panel has determined to delist the Company's shares from the Nasdaq Stock Market ("Nasdaq") and will suspend trading in the Company's shares effective at the open of business on June 29, 2017. Nasdaq Stock Market will complete the delisting by filing a Form 25, Notification of Delisting with the Securities Exchange Commission, after applicable appeal periods have lapsed. The Panel's determination was due to the Company’s continuing non-compliance with Nasdaq Listing Rule 5250(c)(1) and, in particular, its failure to file its 2016 Annual Report on Form 10-K (the “Annual Report”) by the extended due date of June 23, 2017.

It is anticipated that the Company's common stock will be quoted on the OTC Pink operated by the OTC Markets Group Inc. (also known as the "Pink Sheets") subsequent to the effectiveness of the suspension of trading of the Company's common stock on Nasdaq.

The Company continues to be actively engaged with its independent auditors to complete its annual audit and quarterly review so that all delinquent periodic reports may be filed with the SEC as soon as possible.

Included in the press release, attached as Exhibit 99.1 and referenced in Item 1.01, is an announcement of the Panel’s delisting decision.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated June 28, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2017
Fenix Parts, Inc.
	By:	/s/ Kent Robertson
	Name:	Kent Robertson
	Title:	President and Chief Executive Officer